UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PURPLE INNOVATION, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2019

TO THE STOCKHOLDERS OF PURPLE INNOVATION, INC.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Purple Innovation, Inc., a Delaware corporation (the “Company” or “Purple”), will be held on May 17, 2019, at 10:00 a.m. Mountain Time at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Salt Lake City, Utah 84111, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.      ELECTION OF DIRECTORS. To elect the eight (8) directors named in the attached proxy statement;

2.      RATIFICATION OF AUDITORS. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

3.      ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 19, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. We recommend that stockholders vote “FOR” the matters listed above. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive. You may revoke your proxy at any time prior to the Annual Meeting.

If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 17, 2019: The proxy statement and the Annual Report are available at http://investors.purple.com/sec-filings.

PURPLE INNOVATION, INC.
By Order of the Board of Directors,
/s/ Joseph B. Megibow
Joseph B. Megibow
Chief Executive Officer
Alpine, Utah, April 22, 2019

PURPLE INNOVATION, INC.

123 East 200 North

Alpine, Utah 84004

(801) 756-2600

____________________

PROXY STATEMENT

____________________

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of Purple Innovation, Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Mountain Time on May 17, 2019, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Salt Lake City, Utah 84111.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about May 3, 2019, along with our annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2019 (the “the 2018 Form 10-K”or the “Annual Report”). We will bear the cost of solicitation of proxies. Expenses include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our voting stock. Our regular employees may further solicit proxies by telephone, by mail, in person or by electronic communication and will not receive additional compensation for such solicitation.

Any proxy duly given pursuant to this solicitation may be revoked by the person or entity giving it at any time before it is voted by delivering a written notice of revocation to our Corporate Secretary, by executing a later dated proxy and delivering it to our Corporate Secretary, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). If you hold shares through a broker, bank or other nominee, you must follow the instructions of your broker, bank or other nominee to change or revoke your voting instructions, and if you wish to vote in person at the Annual Meeting you will be required to present a legal proxy from your broker, bank or other nominee. Directions to the Annual Meeting may be obtained by calling (801) 756-2600 ext. 116, for stockholders who plan to attend the Annual Meeting.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders who owned Purple Innovation, Inc. Class A Common Stock, par value $0.0001 per share (the “Class A Stock”), or Class B Common Stock, par value $0.0001 per share (the “Class B Stock” and together with the Class A Stock the “Common Stock”), at the close of business on April 19, 2019 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting.

Each share of Class A Stock and Class B Stock, voting together as a single class, is entitled to one vote. On the Record Date, there were 9,730,636 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record.

In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting must be represented, in person or by proxy, at the Annual Meeting. Under Delaware law, shares represented by proxy that reflect abstentions or “broker non-votes” (which are shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, broker non-votes will not be voted on proposals on which your broker or other nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange (the “NYSE”), including Proposal 1.

The voting standards for the two matters to be acted upon at the meeting are as follows:

•        Proposal 1. The election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present in person or by proxy. A plurality means that the eight nominees receiving the most votes for election to a director position are elected as directors. Thus, the eight candidates with the most affirmative votes will be elected at the Annual Meeting.

•        Proposal 2. Pursuant to our bylaws, the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019 will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon vote in favor of the proposal.

Shares not represented in person or by proxy at the Annual Meeting, abstentions and broker non-votes will have no effect on the determination of any of the proposals. In addition, Proposal 2 is a stockholder advisory vote and will not be binding on the Board of Directors.

Other Information

We were originally incorporated in Delaware in May 2015 as Global Partner Acquisition Corp. (“GPAC”), as a special purpose acquisition company (“SPAC”), formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 4, 2015, GPAC consummated its initial public offering (the “IPO”), following which its shares began trading on Nasdaq. On February 2, 2018 (the “Closing Date”), GPAC consummated a business combination pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, PRPL Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Purple Innovation, LLC, a Delaware limited liability company (“Purple LLC”), InnoHold, LLC, a Delaware limited liability company and the sole equity holder of Purple LLC (“InnoHold”), and Global Partner Sponsor I LLC, solely in its capacity thereunder as the representative of GPAC after the consummation of the transactions contemplated by the Merger Agreement (the “Parent Representative” or the “Sponsor”), which provided for the Company’s acquisition of Purple LLC’s business through a merger of Merger Sub with and into Purple LLC, with Purple LLC being the survivor in the merger (the “Business Combination”). Pursuant to the terms of the Merger Agreement, InnoHold received 44,071,318 newly issued shares of Class B Stock, representing approximately 82% of the outstanding voting power of the Company. The Company continues to be controlled by InnoHold, over which Terry Pearce and Tony Pearce share control.

In connection with the closing of the Business Combination, GPAC changed its name to “Purple Innovation, Inc.”

As used in this proxy statement, unless the context otherwise requires, references to the “Company,” “Purple,” “we,” “us” and “our” refer to Purple Innovation, Inc. and, where appropriate, its subsidiary Purple Innovation, LLC. References to “GPAC” refer to Global Partner Acquisition Corp., prior to the Business Combination.

i

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at our 2019 Annual Meeting of Stockholders to be held on May 17, 2019 (the “Annual Meeting”), at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Salt Lake City, Utah 84111, at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof.

This Proxy Statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. Craig L. Phillips, our interim Chief Financial Officer, and Casey K. McGarvey, our Chief Legal Officer, have been designated as the proxies to cast the votes of our shareholders at our 2019 annual meeting of shareholders.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about April 26, 2019, along with our annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2019 (the “the 2018 Form 10-K” or the “Annual Report”). The Proxy Statement and the Annual Report are available online at: http://investors.purple.com/sec-filings.

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Time, on Friday, May 17, 2019.

Where is the Annual Meeting?

The Annual Meeting will be held at the offices of Dorsey & Whitney LLP at 111 S. Main Street, Salt Lake City, Utah 84111.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters listed in the Notice of Annual Meeting of Stockholders and any other matters that properly come before the Annual Meeting or any adjournments or postponements thereof.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy, of a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 53,801,954 shares of Common Stock outstanding, including 9,730,636 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card or in person at the Annual Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.      Proposal No. 1: “FOR” the election of each Board nominee set forth in this proxy statement; and

2.      Proposal No. 2: “FOR” the ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Purple, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. All stockholders of record at the close of business on the Record Date, April 19, 2019, are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Each share of Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote by mail or in person at the Annual Meeting. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of Purple and its stockholders.

Voting by Mail.    You may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to May 16, 2019 (proxy cards received after May 16, 2019 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must, before the deadline stated above:

•        provide written notice of the revocation to our Corporate Secretary at our principal executive office, 123 East 200 North, Alpine, Utah 84004; or

•        attend the Annual Meeting and vote in person.

You may also change your vote at any time before the proxy is exercised by sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the meeting. On the Record Date, there were 9,730,636 shares of Class A Stock outstanding, held by approximately twenty-one stockholders of record, and 44,071,318 shares of Class B Stock outstanding, held by three stockholders of record. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)    a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees; and

(2)    the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019 will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting entitled to vote thereon vote in favor of the proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal 2, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules of the NYSE that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Voting of Proxies

When a vote is properly cast via proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)    “for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)    “for” the ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

(3)    at the discretion of your proxy holder, on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Availability of our Filings with the SEC and Additional Information

Through our investor relations website, investors.purple.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Form 3, Form 4, and Form 5 reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We will also provide upon written request, without charge to each stockholder of record as of the record date, copies of our 2018 Form 10-K. Any exhibits listed in the 2018 Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at our executive offices set forth in this proxy statement.

This proxy statement and our Annual Report are also available at: http://investors.purple.com/sec-filings.

All of our SEC filings can also be accessed through the SEC’s website, http://www.sec.gov.

The Class A Stock is listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol PRPL, and reports and other information on the Company can be reviewed at the office of Nasdaq. Our publicly traded warrants are traded over-the-counter on OTC Pink under the symbol PRPLW.

If you have more questions about the Annual Meeting, or require assistance in submitting your proxy or voting your shares, please contact J. Scott Askew, our Deputy General Counsel, at (801) 756-2600 ext. 116 or by email at scott.a@purple.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 17, 2019: This proxy statement and our Annual Report are available at http://investors.purple.com/sec-filings.

PROPOSAL NO. 1 — election of directors

Overview

There are currently eight members of our Board. The terms of all of our directors are scheduled to expire at the 2019 Annual Meeting of Stockholders, at which time all eight of the incumbents will stand for re-election. The eight director nominees, if elected, will serve a one-year term until the 2020 annual meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors:

•        Terry V. Pearce

•        Tony M. Pearce

•        Gary DiCamillo

•        Pano Anthos

•        Claudia Hollingsworth

•        Gary Kiedaisch

•        Adam Gray

•        Joseph B. Megibow

Business background and biographical information on the director nominees is set forth below under “Executive Officers and Directors.”

Vote Required

The election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The eight nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “for” the election of each of these director nominees.

EXECUTIVE OFFICERS AND DIRECTORS

Business Combination

Prior to the Business Combination, the Company’s board of directors was comprised of five individuals: Gary DiCamillo, Pano Anthos, William Kerr, Paul Zepf and Jeffrey Weiss. In connection with the Closing of the Business Combination, three of GPAC’s directors, William Kerr, Paul Zepf and Jeffrey Weiss, resigned, and, in accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the remaining directors (i) increased the size of the Board of Directors of the Company to eight directors and (ii) appointed as replacements Terry V. Pearce, Tony M. Pearce, Claudia Hollingsworth, Gary Kiedaisch, Adam Gray and Samuel D. Bernards. On March 13, 2018, Mr. Bernards resigned from the Board of Directors. On October 1, 2018, and in accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the remaining directors appointed as his replacement Joseph B. Megibow.

Also in connection with the Business Combination, GPAC’s Chief Executive Officer, Paul Zepf, and Chief Financial Officer, Andrew Cook, tendered their resignations, effective immediately upon the closing of the Business Combination (the “Closing”), and the new executive officers of the Company, as set forth below, were appointed effective as of the Closing. In addition, effective upon the Closing, Samuel D. Bernards was appointed Chief Executive Officer of the Company. On March 13, 2018, Mr. Bernards resigned from his position as Chief Executive Officer and Terry V. Pearce was appointed Interim Chief Executive Officer to serve in such capacity until a new Chief Executive Officer was appointed. On October 1, 2018, the Company appointed Joseph B. Megibow as Chief Executive Officer and Terry V. Pearce resigned as Interim Chief Executive Officer.

Directors and Executive Officers

As of the date of the Record Date, our directors and executive officers are as follows:

Name	Age	Title
Joseph B. Megibow	50	Director, Chief Executive Officer
Terry V. Pearce	70	Director, Co-Director of R&D
Tony M. Pearce	63	Director, Co-Director of R&D
Casey K. McGarvey	59	Chief Legal Officer and Secretary
John Legg	57	Chief Operating Officer
Craig L. Phillips	53	Interim Chief Financial Officer
Verdi Ray White III	40	Chief Retail Officer
Pano Anthos	60	Director
Gary DiCamillo	68	Director
Adam Gray	53	Director
Claudia Hollingsworth	59	Director
Gary Kiedaisch	72	Director

Executive Officers and Employee Directors

Joseph B. Megibow has served as Chief Executive Officer since October 2018. Mr. Megibow most recently served as an independent consultant to Advent International, a global private equity firm, consulting with its portfolio companies to develop digital capabilities, from 2017 to 2018. Prior to that in 2016 he served as President of Joyus, Inc. and between 2012 and 2015 he served as Senior Vice President and Chief Digital Officer at American Eagle Outfitters, Inc. where he oversaw the transformation and growth of American Eagle’s $550+ million direct-to-consumer business. In this role, he built out a global omni-channel strategy and infrastructure, and led all digital marketing, customer operations, engineering and product management efforts. Prior to that, Mr. Megibow held several senior roles with Expedia, Inc., the online travel business, including VP and General Manager of Expedia.com, Expedia’s US business. Mr. Megibow has served as a board member of Red Lion Hotels Corporation since April 2017. Mr. Megibow earned an MBA from the University of Chicago Booth School of Business and a Bachelor of Science in Electrical Engineering from Cornell University. He is well-qualified to serve on our board of directors due to his extensive operational and management background, as well as his knowledge of the Company.

Terry V. Pearce is a co-founder of Purple LLC and has served as a Manager of Purple LLC since its inception in 2010 as WonderGel, LLC. Together with his brother Tony Pearce, Mr. Pearce has been serving as Co-Director of Research & Development since 2016, except for a period of time in 2018 when he also served as Interim Chief Executive Officer following the resignation of the Company’s former Chief Executive Officer on March 13, 2018 until Joseph Megibow joined the Company as its Chief Executive Officer on October 1, 2018. Prior to founding Purple LLC, Mr. Pearce was a manager of various technology companies owned by Mr. Pearce and his brother Tony Pearce, including EdiZONE, LLC, focused on developing advanced cushioning technology. Mr. Pearce holds a Bachelor of Science degree in Civil Engineering from the University of Utah. As a co-founder of Purple LLC, Mr. Pearce brings to the Board his extensive knowledge of the Company and its technologies.

Tony M. Pearce is a co-founder of Purple LLC and has served as a Manager of Purple since its inception in 2010 as WonderGel, LLC. Together with his brother Terry Pearce, Mr. Pearce has been serving as Co-Director of Research & Development since 2016, including during an 18-month period of time ending on January 30, 2019 when he was also voluntarily providing charitable service out of the country. Prior to founding Purple, Mr. Pearce was a manager of various technology companies owned by Mr. Pearce and his brother Terry Pearce, including EdiZONE, LLC, focused on developing advanced cushioning technology. Mr. Pearce holds a Bachelor of Science degree in Civil Engineering from Brigham Young University and a Master of Business Administration from the University of Phoenix. As a co-founder of Purple LLC, Mr. Pearce brings to the Board his extensive knowledge of the Company and its technologies.

Casey K. McGarvey has served as the Chief Legal Officer and General Counsel of Purple LLC since its inception in 2010 as WonderGel, LLC. He also has served as General Counsel of various technology companies owned by Terry and Tony Pearce, including EdiZONE, LLC, focused on developing advanced cushioning technology. Prior to joining EdiZONE and Purple LLC, Mr. McGarvey was a shareholder, partner or of counsel at several law firms. Mr. McGarvey has a Bachelor of Arts in political science, a Juris Doctor and an Executive Master of Business Administration, each from the University of Utah.

John Legg has served as the Chief Operating Officer of the Company since January 2019. Mr. Legg brings to the Company 20 years of experience in supply chain management in the wholesale, retail and e-commerce/direct-to-consumer sectors. Prior to joining the Company, Mr. Legg served as a partner in the consulting firm Claris Solutions Group (“Claris”) from September 2017 to joining the Company in January 2019. From 2015 to 2017, he served as Senior Vice President Global Operations for Global Brands Group, providing strategic direction across a number of operational areas. Prior to joining Global Brands Group, Mr. Legg was the Senior Vice President Logistics and Supply Chain for the Zale Corporation from 2010 to 2015. From 2009 to 2010, he worked in supply chain management for Tory Burch. From 2007 to 2008, Mr. Legg worked for Warnaco, serving as Senior Vice President Global Distribution and Logistics. From 1999 to 2007, he worked for Liz Claiborne, serving as Vice President International Distribution. Mr. Legg is a graduate of Northeastern University, in Boston, MA, and holds a BS in Business Administration, Transportation and Distribution Management.

Craig L. Phillips has served as interim Chief Financial Officer since March 2019. Mr. Phillips currently serves as a Managing Director in FTI Consulting Inc.’s Corporate Finance, Office of the CFO Solutions practice, a position he has held since March 2015. Prior to that, he worked as an independent financial consultant from January 2014 to March 2015. From 2012 through 2013 he served as Chief Financial Officer of Latitude 360. Prior to that, Mr. Phillips served as Chief Financial Officer of Blue Medical Supply Co. from 2011 to 2012. Mr. Phillips is a Certified Public Accountant, licensed in the State of Florida. He received a Bachelor of Business Administration from the University of Georgia.

Verdi Ray White III has served as Chief Retail Officer since April 2019. Prior to joining the Company, Mr. White served as the General Manager of Downeast Home & Clothing from September 2016 to January 2019. Prior to that he worked as the Vice President of Real Estate and Construction for Hill Country Holdings, LLC dba Ashley Furniture HomeStore from July 2014 to September 2016. Prior to joining Ashley Furniture HomeStore, he acted as the Vice President of Real Estate and Strategy for Fanzz, Inc. from November 2011 to July 2014. From October 2007 to November 2011 Mr. White was employed by General Growth Properties as a Design and Construction Project Manager. From November 2001 to October 2007 he co-founded The Lovesac Corporation. Mr. White is a graduate of the University of Phoenix with a Bachelor of Science degree in Business Management and Master of Business Administration degree from Brigham Young University.

Non-Executive Directors

Pano Anthos served as one of GPAC’s directors since GPAC’s initial public offering and has continued to serve as a director of the Company following the Business Combination. Since August 2015, Mr. Anthos has been the Managing Director of XRC Labs and XRC Fund, a retail and consumer goods technology accelerator based in New York City and co-sponsored by Parsons School of Design and Kurt Salmon. Since October 2011, Mr. Anthos has been a partner of Eaglepoint, running their digital transformation practice. He has over 25 years of technology Chief Executive Officer and founder experience, having built new businesses in B2B and B2C markets across Web, social, mobile and gaming platforms. Since November 2012, Mr. Anthos has also been a co-founder of GatherEducation, a virtual reality classroom platform that recreates the physical classroom online to enable great teachers to teach students on low bandwidth, 3G networks. From September 2010 to October 2011, Mr. Anthos founded and ran Guided Launch, an advisory firm that incubated startups in the media and advertising spaces. From 2007 to August 2010, Mr. Anthos founded Hangout Industries, the first virtual reality gaming platform on Facebook, leveraging real world fashion brands and partners such as Conde Nast, Steve Madden and Paige Denim to generate brand experiences for over its players. From 2003 to 2006, Mr. Anthos founded Pantero, a semantic web integration platform that major telecom and insurance companies use to integrate multiple disparate systems. From 1984 to 2001, Mr. Anthos co-founded and built Clearcross, a global logistics platform to manage cross border shipments for global manufacturers and e-commerce companies in over 20 countries. Mr. Anthos also served on the board of directors of FCA International. Mr. Anthos holds an MIA from Columbia University, was an International Fellow and holds a BA from the University of Delaware. He is well-qualified to serve on our board of directors due to his extensive operational and management background.

Gary T. DiCamillo served as one of GPAC’s directors since GPAC’s initial public offering and has continued to serve as a director of the Company following the Business Combination. Since June 2017, he has served as President and Chief Executive Officer of Universal Trailer Corporation, a manufacturer of leading livestock and utility trailer brands. Since January 2010, Mr. DiCamillo has been the managing partner of Eaglepoint Advisors, LLC, a privately held advisor to boards and chief executive officers in matters of strategy, organization and the management of business transition issues. Prior to that he was the former president and chief executive officer of Advantage Resourcing (formerly known as RADIA International), a group of privately held technical, professional and commercial staffing companies based in Dedham, Massachusetts, from 2002 until August 2009. Previously, he was chairman and chief executive officer at the Polaroid Corporation from 1996 to 2002. He also has served as president of Worldwide Power Tools and Accessories at Black & Decker Corporation from 1986 to 1996 and before that as vice president/general manager for Culligan U.S.A., a division of Beatrice Corporation. He began his career in brand management at Procter & Gamble Co., followed by several years as a manager at McKinsey & Company. Mr. DiCamillo was elected as a director of Whirlpool Corporation (NYSE:WHR) in 1997 and served as chairman of its audit committee from April 2013 to April 2017. He continues to serve as a director of Whirlpool Corporation. He also served as a board member of The Sheridan Group, Inc., a digital and analog printing company, from May 1989 until February 2017; a board member of Pella Corp., a window and door manufacturer, from 1993 until 2007, then again from 2010 until 2018, where he had chaired the compensation committee since May 2015; a board member of Berkshire Manufactured Products Corp., a manufacturer of aircraft engine parts, from February 2011 to September 2015, where he chaired the audit committee from May 2012 to September 2015; a board member of Universal Trailer Corp., a manufacturer of horse, livestock and cargo trailers for farm, recreational, and commercial markets, since March 2011 and a board member of Select Staffing Corp., a commercial and specialty contract staffing company, from May 2014 to August 2016, where he has chaired the compensation committee. He serves on the boards of trustees at Rensselaer Polytechnic Institute, the Museum of Science in Boston and Spoleto Festival USA and previously served as a board member of the Massachusetts Business Roundtable. Mr. DiCamillo is a graduate of Harvard Business School where he earned an MBA. He also holds a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute. He is well-qualified to serve on our board of directors due to his extensive operational, financial and management background.

Adam Gray was appointed to our board of directors immediately following the closing of the Business Combination. Mr. Gray is a managing partner and co-founder of Coliseum Capital Management, LLC, a private firm that makes long-term investments in both public and private companies. Mr. Gray has served as non-executive Chairman of Redflex Holdings Limited since February 2014 and a director since December 2013; has been non-executive Chairman of the Pas Group Limited since August 2017 and a director since February 2016; and on the board of directors of New Flyer Industries, Inc. since March 2012. Mr. Gray served on the board of directors of Blue Bird Corporation from February 2015 until September 2017, DEI Holdings, Inc. from February 2009 until its sale in June 2011, and Benihana Inc. from September 2010 until its sale in August 2012. Prior to founding Coliseum,

Mr. Gray served as Executive Vice President, Strategic Projects and Capital Management at Burger King Corp, held several executive positions with the Metromedia Restaurant Group, and worked at Kluge & Co. and Morgan Stanley. Mr. Gray holds both a BSE in Finance from the Wharton School of Business and a BS in Mechanical Engineering from the School of Engineering & Applied Science at the University of Pennsylvania. He is well-qualified to serve on our board due to his extensive operational, financial and management background. Pursuant to that certain subscription agreement dated February 1, 2018 between the Company, Coliseum Capital Partners, L.P. (“CCP”) and Blackwell Partners LLC, the Company agreed to, at each election of directors of the Company, nominate a designee of CCP to become a member of the board of directors. Mr. Gray is the current designee of CCP.

Claudia Hollingsworth was appointed to our board of directors immediately following the closing of the Business Combination. Ms. Hollingsworth has thirty years of experience in consumer products, having managed manufacturers, wholesalers and multi-channel retail businesses. Since November 2016, she has served as Chief Executive Officer of i2CEO, a c-level consulting company. From July 2012 to October 2016, she served as Chief Executive Officer of Gump’s San Francisco, a luxury home furnishing, apparel and jewelry multi-channel retailer. Gump’s San Francisco later filed a petition under Chapter 11 of the U.S. Bankruptcy Code in August 2018. From May 2011 to June 2012, Ms. Hollingsworth served as Chief Executive Officer of i2CEO. Prior to that, she served as president of H.D. Buttercup from July 2007 to May 2011, CEO and president of GBH, Inc. from March 2004 to July 2007, and president and director of Michael Anthony Jewelers from February 2002 to February 2004. Earlier in her career she held various executive management positions with M.Z. Berger and OroAmerica. Ms. Hollingsworth currently serves on the board of Destinations by Design, a premier destination management company. She is a member of the National Association of Corporate Directors and is recognized as a Board Leadership Fellow. She is well-qualified to serve on our board of directors due to her extensive operational, financial and management background.

Gary A. Kiedaisch was appointed to our board of directors immediately following the closing of the Business Combination. Mr. Kiedaisch has over thirty years of experience in managing international consumer products companies specializing in sports and outdoor recreation. He served as the Executive Chairman of BigMouth Inc. from 2016 to 2017. Through 2015 and 2016, Mr. Kiedaisch partnered with CID Capital Partners to identify BigMouth, Inc. as an acquisition target and negotiate the transaction. Upon the closing of CID Capital Partners’ acquisition of BigMouth, Inc., Mr. Kiedaisch assumed the role of Executive Chairman. From 2008 to 2014, Mr. Kiedaisch was the Chairman and CEO of Igloo Products Corporation. From 2004 to 2007, Mr. Kiedaisch served as the President and CEO of The Coleman Company, Inc. Earlier in his career, Mr. Kiedaisch also served as the CEO for multiple other consumer products and outdoor recreation companies, including Nike Bauer Hockey, Bolle Eyewear and Stowe Mountain Resort. He currently serves as chairman of the board for Tender VC Corporation, a consumer packaged goods company that manufactures insect repellents, creams and first aid kits under the brands AfterBite, Ben’s, Natrapel, Adventure Medical, Easy Care and Quick Clot, among others. The products are sold through large market retailers, specialty retailers and DTC. Mr. Kiedaisch partnered with Victor Capital PC to acquire the company. We believe that Mr. Kiedaisch is well-qualified to serve on our board of directors due to his extensive operational and management background with consumer product companies, as well as his prior experience serving as a director for other consumer products companies.

Composition and Structure of Our Board of Directors

Our board of directors consists of eight directors who have been elected or appointed to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. With the resignation of our former Chief Executive Officer as a director on March 13, 2018, the number of directors was reduced to seven until the remaining directors appointed, at the recommendation of a special hiring committee of the board of directors, the current Chief Executive Officer, Joseph Megibow, to fill that vacancy. At each annual meeting of stockholders, directors will be elected to serve from the time of election and qualification until the next annual meeting following election. Except as otherwise provided by law and subject to the rights of any class or series of preferred stock, vacancies on our board of directors (including a vacancy created by an increase in the size of the board of directors) may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy serves until the next annual meeting of stockholders and until such director’s successor is elected and qualified. Pursuant to that certain subscription agreement dated February 1, 2018 between the Company, Coliseum Capital Partners, L.P. (“CCP”) and Blackwell Partners LLC, the Company agreed to, at each election of directors of the Company, nominate a designee of CCP to become a member of the board of directors. Adam Gray is the current designee of CCP.

Our board of directors is currently led by its chairman, Terry V. Pearce. Under our current circumstances, our board of directors believes that it is in the best interest of the Company and its stockholders to have a person other than our Chief Executive Officer serve as chairman. Our board of directors believes that separating these roles at this time provides the appropriate balance between strategy development, flow of information between management and the board of directors, and oversight of management. We believe this structure currently provides guidance for our board of directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The board of directors has the discretion to modify this approach as circumstances change.

We are a “controlled company” under the rules of NASDAQ because more than 50% of our outstanding voting power is held by InnoHold. The rules of NASDAQ exempt a “controlled company” from certain corporate governance rules relating to director independence and committees and we intend to rely on certain of these exemptions. While a controlled company is not required to have a majority of independent directors on its board of directors, our bylaws provide that our board of directors shall consist of a majority of independent directors unless otherwise determined by a unanimous vote of our board of directors or unless our bylaws are amended by our stockholders. Our board of directors has determined that Messrs. Anthos, DiCamillo, Gray and Kiedaisch and Ms. Hollingsworth are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors hold regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

The standing committees of our board of directors consist of an Audit Committee and a HR & Compensation Committee. The Audit Committee and the HR & Compensation Committee report to the board of directors as each deems appropriate and as the board may request. The composition, duties and responsibilities of each committee is as set forth below. A copy of each committee’s charter is available on our website at http://www.purple.com. The information on our website is not part of this Proxy Statement.

Audit Committee

Our Audit Committee consists of Mr. DiCamillo, Mr. Kiedaisch and Ms. Hollingsworth. Mr. DiCamillo serves as the chair of the Audit Committee. Our board of directors has determined that each of these directors qualifies as an independent director according to the rules and regulations of the SEC and NASDAQ listing requirements with respect to audit committee membership. Our board of directors has also determined that Mr. DiCamillo qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. In connection with the consummation of the Business Combination, we have amended the charter of our Audit Committee detailing the principal function of the Audit Committee to be as follows:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The charter also provides that the Audit Committee may, in its sole discretion, retain or obtain the advice of a consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a consultant, external legal counsel or any other adviser, the Audit Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC. The Audit Committee held eight meetings in 2018.

HR & Compensation Committee

Our HR & Compensation Committee consists of Ms. Hollingsworth, Mr. Kiedaisch, Mr. Gray and Terry Pearce. Ms. Hollingsworth serves as the chair of the HR & Compensation Committee. Our board of directors has determined that each of Ms. Hollingsworth, Mr. Kiedaisch and Mr. Gray is an independent director under the rules and regulations of the SEC and NASDAQ listing requirements. Mr. Pearce does not qualify as an independent director. We rely upon the “controlled company” exception under the rules of NASDAQ that would otherwise require that we have a Compensation Committee comprised entirely of independent directors. The charter of our HR & Compensation Committee details the principal functions of the HR & Compensation Committee, which charter can be obtained on our website www.purple.com, to be as follows:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements; and

•        producing a report on executive compensation to be included in our annual report or proxy statement.

The charter also provides that the HR & Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

The HR & Compensation Committee is responsible for establishing and administering our executive compensation program. The HR & Compensation Committee is also responsible for evaluating the performance of the Chief Executive Officer and for setting their compensation. The Committee has delegated to the Chief Executive Officer the responsibility for evaluating the performance of the other executive officers and sharing those evaluations with the HR & Compensation Committee. The Chief Executive Officer can also make recommendations with regard to the compensation packages for other executive officers. The HR & Compensation Committee reviews any such recommendations and has the authority to approve, revise or reject such recommendations. During the year ended December 31, 2018, Terry Pearce, who is a member of the HR & Compensation Committee, also served as our interim Chief Executive Officer. Mr. Pearce received no additional compensation relating to his service as interim Chief Executive Officer beyond what he already received as a Co-Director of Research and Development.

The HR & Compensation Committee held nine meetings in 2018.

Nominating and Corporate Governance Committee

We rely upon the “controlled company” exception relating to the Nominating and Corporate Governance Committee requirements under the rules of NASDAQ. Pursuant to this exception, we are exempt from the rules that would otherwise require that we have a Nominating and Corporate Governance Committee.

Since we do not have a Nominating Committee, our independent directors, which constitute a majority of the Board of Directors, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the board of directors participate in the consideration of director nominees. Our board of directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our board of directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our board of directors at any time during the year.

In evaluating a director candidate, our board of directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of our business and technology, educational and professional background, personal accomplishment and other relevant factors. Our board of directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the board of directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our board of directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the board of directors will determine the nominees.

Stockholders of record may also nominate director candidates for our annual meetings of stockholders by following the procedures set forth in our Bylaws. Please refer to the section below titled “Stockholder Proposals” for further information.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our website http://www.purple.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address. This website and the information on this website are not part of this Proxy Statement.

Risk Oversight

Our board of directors oversees the Company’s business and considers the risks associated with business strategy and decisions. Our Audit Committee also provides risk oversight and report any material risks to our board of directors. Our board of directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, our board of directors seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our board of directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures. Our board of directors expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our board of directors relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our HR & Compensation Committee helps our board of directors to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to our board of directors, including recommendations to assist our board of directors with its overall risk oversight function.

Board Meetings and Attendance at Annual Meetings

The Board of Directors held nineteen meetings during 2018. Each incumbent director attended more than 75% of the total number of meetings of the Board that were held while they were in office and the total number of meetings of all committees of the Board on which they served during the period. Although we encourage Board members to attend our annual meetings of stockholders, we do not have a formal policy regarding director attendance at annual stockholder meetings. Two of our directors who were in office at the time of our 2018 annual meeting of stockholders attended that meeting.

Stockholder Communications with Directors

We have not adopted a formal process for stockholder communications with the board of directors. We currently believe it is appropriate to not have a formal process for stockholder communications with the board of directors. Nevertheless, we have tried to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the board of directors has been good. A stockholder may submit any communication with directors to us at our corporate offices at 123 East 200 North, Alpine, Utah 84004, to the attention of Casey K. McGarvey, Chief Legal Officer and Secretary.

Board Diversity

While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our board of directors. To accomplish that objective, the board of directors considers ethnic and gender diversity, as well as differences in perspective, professional experience, education, skill and other qualities in the context of the needs of our board of directors. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prohibited by law. The board of directors evaluates its effectiveness in achieving diversity on the board of directors through its annual review of board member composition.

Director Independence

We have eight directors serving on our board of directors. Our Class A Common Shares are listed on the NASDAQ Capital Market. Using the definition of independence set forth in the rules of NASDAQ, our board of directors has determined that five of our directors are independent: Pano Anthos, Gary DiCamillo, Adam Gray, Gary Kiedaisch and Claudia Hollingsworth.

EXECUTIVE COMPENSATION

The tabular disclosure and discussion that follow describe the Company’s executive compensation program during the two most recently completed fiscal years, ended December 31, 2018 and December 31, 2017 with respect to the Company’s “named executive officers.”

Summary Compensation Table

The following table sets forth the compensation paid to the named executive officers for services performed during 2018 and 2017:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(5)	Option Awards(9)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(4)	Total
Samuel D. Bernards(6)	2018	$64,500	$—	$—	$—	$105,000	$169,500
Former Chief Executive Officer	2017	260,000	869	—	1,500	14,122	276,491
Terry V. Pearce,	2018	328,846	500	—	—	45,388	374,734
Interim Chief Executive Officer and Co-Director of Research and Development(2)(3)	2017	298,333	869	—	—	43,635	342,837
Joseph B. Megibow(8)	2018	112,500	500	748,583	—	21,812	883,395
Chief Executive Officer	2017	—	—	—	—	—	—
Tony M. Pearce,	2018	328,846	500	—	—	32,858	362,204
Co-Director of Research and Development(3)	2017	298,333	—	—	—	52,439	350,772
Mark Watkins(7)	2018	328,462	500	523,658	—	6,054	858,674
Chief Financial Officer & Treasurer	2017	39,173	50	—	—	—	39,223

Notes

(1)      The figures shown for non-equity incentive plan compensation represent cash bonuses paid to named executive officers that are tied to financial and operational objectives that were achieved within the applicable fiscal year.

(2)      Mr. Terry V. Pearce served as Interim Chief Executive Officer from March 14, 2018 through September 30, 2018.

(3)      These officers also served as directors of Purple LLC in 2017 and 2018 before the Business Combination and of the Company in 2018 after the Business Combination but did not receive compensation for their service as directors.

(4)      “All other compensation” for fiscal 2018 is comprised of the following:

For Mr. Bernards, $105,000 related to payments pursuant to his employee severance agreement.

For Mr. Terry Pearce, $13,577 related to medical insurance reimbursement, $4,451 related to the Company’s contribution to the employee 401(k) retirement plan and $27,360 related to personal landscaping services.

For Mr. Megibow, $15,000 related to living stipend payments and $6,812 for certain travel expenses pursuant to his employment agreement.

For Mr. Tony Pearce, $5,498 related to the Company’s contribution to the employee 401(k) retirement plan and $27,360 related to personal landscaping services.

For Mr. Watkins, $6,054 related to the Company’s contribution to the employee 401(k) retirement plan.

“All other compensation” for fiscal 2017 is comprised of the following:

For Mr. Terry Pearce, $19,461 related to medical and dental insurance; $2,208 related to the payment of personal utilities expenses; and $21,966 related to personal landscaping services.

For Mr. Tony Pearce, $17,571 related to medical and dental insurance; $1,190 related to the payment of personal utilities expenses; $21,966 related to personal landscaping services; and $11,712 related to personal freight charges.

For Mr. Bernards, $14,122 related to medical and dental insurance.

(5)      “Bonus” was comprised of an $500 discretionary bonus for fiscal year 2018 and an $869 and $50 discretionary bonus for fiscal year 2017.

(6)      Mr. Bernards resigned from his position as the Company’s Chief Executive Officer on March 13, 2018. He also served as director of the Company after the Business Combination but did not receive compensation for his service as a director before his resignation.

(7)      Mr. Watkins started with the Company as Chief Financial Officer on November 13, 2017. He resigned from his position effective end-of-day March 15, 2019.

(8)      Mr. Megibow started with the Company as Chief Executive Officer on October 1, 2018.

(9)      The value represents the aggregate grant date fair value of awarded stock options as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant-date fair value of the options reported in this column are set forth in the section of the Annual Report on Form 10-K titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates — Stock Based Compensation.”

Note:Paul Zepf served as the principal executive officer of GPAC until the closing of the Business Combination but did not receive any compensation for his service.

Overview

We are still developing an executive compensation program designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to our long-term success. Decisions on the executive compensation program will be made by disinterested members of our board of directors.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the board of directors will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: a base salary, cash bonuses and long-term incentive-based compensation in the form of equity-based awards.

Employment Agreements, Non-Competition and Non-Solicitation Agreements

Joseph B. Megibow

Mr. Joseph B. Megibow entered into an employment agreement (the “Employment Agreement”) that includes the following terms: (1) an annual base salary of $450,000; (2) participation in a short-term incentive plan, with potential bonus payments ranging from 50% to 150% of a target amount equal to 70% of Mr. Megibow’s base salary, based on the achievement of certain financial and non-financial performance targets; (3) the grant of certain options with a five-year term and vesting one-fourth on the first anniversary of the grant date and 1/48 each month thereafter, including (A) an inducement grant outside of the Company’s 2017 Equity Incentive Plan in accordance with the NASDAQ inducement grant exception found in NASDAQ Listing Rule 5635(c)(4), effective upon the Start Date, of an option to purchase 538,020 shares of the Company’s Class A Common Stock at an exercise price equal to the greater of (i) the closing price of the Company’s Class A Common Stock on the Start Date or (ii) the trailing 60-day volume weighted average price of the Company’s Class A Common Stock determined as of the Start Date, and (B) an automatic grant on each of the 12, 24 and 36 month anniversaries of the Start Date of an option to purchase 179,340 shares of the Company’s Class A Common Stock at an exercise price equal to the trailing 30-day volume weighted average price of the Company’s Class A Common Stock, determined as of the applicable grant date; (4) a performance unit share award to be granted on December 31, 2018 or the next trading day after a trading blackout period if the Company is in a trading blackout on December 31, 2018, comprised of a number of shares of the Company’s Class A Common Stock equal to the number of shares of Class A Common Stock held by Mr. Megibow on December 31, 2018, up to a maximum of 50,000 shares, and vesting upon the earlier of the consummation of a change in control of the Company or the satisfaction of the following conditions: (i) Mr. Megibow continues to be employed by the Company through September 30, 2021, (ii) Mr. Megibow continues to hold the shares acquired to be eligible to receive such award through September 30, 2021, and (iii) during the twelve-month period immediately prior to March 31, 2022, the closing price of the Company’s Class A Common Stock is at or above $10.00 per share for 20 trading days over a 30 trading day period; (5) vacation and other benefits generally available to other senior executives of the Company; (6) payment by the Company for the cost of weekly airfare between San Francisco and Salt Lake City for 12 months; (7) a $5,000 monthly stipend to be used for temporary housing; and (8) reimbursement of up to $75,000 for the cost of reasonable relocation expenses.

Following a termination by Mr. Megibow for good reason (as defined) or by the Company without cause, Mr. Megibow will be entitled to severance of accrued and unpaid base salary and other benefits and any unpaid expense reimbursements (the “Accrued Benefits”). If Mr. Megibow is terminated without cause or he resigns for good reason after the first three months of any fiscal year, he will be entitled to severance of (i) the amount of any Accrued Benefits and (ii) an amount equal to the lesser of (a) the annual bonus calculated for such fiscal year at the time of the termination or (b) the annual bonus calculated at the end of such fiscal year in which the termination occurs. After March 31, 2019, if Mr. Megibow is terminated without cause or he resigns for good reason he will also be entitled to (i) an amount equal to up to 9 months or, in the Company’s sole discretion, 12 months of his base salary and (ii) payment by the Company of the cost of health insurance continuation under COBRA for Mr. Megibow and his dependents. The Company may decide to cease making the foregoing payments if, in the Board’s reasonable determination, Mr. Megibow secures full time executive-level employment or an executive board-level role for compensation.

In addition, if, within 12 months after a change in control (as defined) of the Company, Mr. Megibow is terminated without cause, he will be entitled to the severance amounts described above and immediate vesting of any unvested equity awards.

The Employment Agreement contains customary non-compete terms that pertain to Mr. Megibow while he is employed by the Company and for 12 months or, as determined by the Company at the time of termination, 18 months after termination of employment.

Mark Watkins

On October 1, 2018, the Company entered into an offer letter with Mr. Mark Watkins, the Company’s Chief Financial Officer with respect to such individual’s continued employment with the Company. The offer letter includes the following terms: (1) annual base salary of $350,000; (2) participation in a short-term cash incentive plan, based on the achievement of certain financial and non-financial performance targets; (3) participation in the Company’s long-term equity incentive plan on the terms set forth in each employee’s respective offer letter; and (4) participation in the Company’s benefits programs generally available to other senior executives of the Company.

The employment agreements also provide certain post-employment benefits if a termination arises without cause (as defined) by the Company or with good reason (as defined) by the employee. In such events, the employee would be entitled to be paid: (1) all accrued benefits (as defined); (2) an amount equal to up to six months of annual base salary paid over a period of twelve months; and (3) payment of the cost of health insurance continuation for a period of six months. If the termination is after the first three months of any fiscal year he will be entitled to additional severance of an amount equal to the lesser of (i) the annual bonus calculated for such fiscal year at the time of the termination or (ii) the annual bonus calculated at the end of such fiscal year in which the termination occurs.

The Company may decide to cease making the foregoing severance payments, except for Accrued Benefits, if, in the Board’s reasonable determination, the employee secures full time executive-level employment for compensation, provided that he shall receive at least three months of the severance benefits described above. Following a termination by the Company without cause and with less than thirty days’ prior written notice, in addition to the amounts described above, Mr. Watkins will also be entitled to an amount equal to his base salary through the end of a thirty-day period following the date on which notice is provided by the Company.

Further, if, within 12 months after a change in control (as defined) of the Company, Mr. Watkins is terminated without cause, he will be entitled to the severance amounts described above and immediate vesting of any unvested equity awards, provided he executes a general release in form and substance reasonably required by the Company.

Mr. Watkins resigned from his position effective end-of-day March 15, 2019 without good reason (as defined) and he did not receive and is not receiving any of the post-employment benefits described above except for all accrued benefits (as defined).

Terry V. Pearce and Tony M. Pearce

Concurrently with the consummation of the Business Combination, Terry Pearce and Tony Pearce each entered into employment agreements with the Company. The Company does not expect either Terry Pearce or Tony Pearce to work full-time in 2019 or after, but all parties are still bound by the terms of the employment agreements described below.

Pursuant to their respective agreements, Terry Pearce and Tony Pearce were engaged as Co-Directors of Research and Development of the Company. The employment agreements have an initial term through December 31, 2021 (the “Initial Employment Term”) and will be automatically renewable unless terminated by the Company or the employee. Under the employment agreements, the employees are entitled to receive compensation at the rate of $320,000 per year in 2018, increasing annually by $20,000 and by a minimum of $20,000 per year commencing in 2022. In addition, the employee is entitled to receive bonuses and certain benefits, including participation in the Company’s equity incentive program for employees. The employment agreements provide, among other things, that the employees are not required to work a particular number of hours for the Company or to be based at any particular location. The employment agreements also provide certain post-employment benefits if a termination arises without cause (as defined) by the Company or with good reason (as defined) by the employee. In such events, the employee would be entitled to be paid all accrued obligations, together with a lump sum payment equal to the amount of salary and benefits from the termination date until the end of the Initial Employment Term or, if the termination occurs following the Initial Employment Term, during the calendar year in which such termination occurred. In addition, the employment agreements provide for the payment of certain benefits upon the death, permanent disability or incapacity of the employee.

Terry Pearce and Tony Pearce are also directors of the Company and indirectly control a majority of the voting shares of the Company.

Samuel D. Bernards

Mr. Bernards served as the Chief Executive Officer of Purple LLC before the Business Combination. Mr. Bernards resigned as the Chief Executive Officer of the Company on March 13, 2018. Pursuant to that certain letter agreement, dated September 27, 2016, Mr. Bernards was employed by Purple LLC at will. Prior to his resignation, Mr. Bernards’ annual base salary was $260,000. Pursuant to the letter agreement, he was eligible to participate in Purple LLC’s key employee incentive plan and also received up to 4.00% of the profit interests of Purple LLC through Purple Team LLC, later exchanged for Class B units in InnoHold, and certain ancillary benefits. Unvested units were forfeited at the time his employment terminated. Mr. Bernards accepted the distribution offered by InnoHold (see Incentive Units Plan below), and when the distribution closes, he will hold, in lieu of Class B units in InnoHold, his vested share of Class B Common Stock in Purple Inc and Class B Units in Purple LLC.

Incentive Units Plan

Purple LLC previously awarded incentive units to Purple Team LLC and Purple Team LLC awarded an equivalent number of Purple Team LLC incentive units to certain Company employees, including 4,000,000 incentive units to our former Chief Executive Officer Sam Bernards (approximately 35% of which were vested at the time of Mr. Bernards’ resignation, with the remaining amount cancelled upon his resignation). These awards were deemed for accounting purposes to be granted subsequent to December 31, 2016. Grants were memorialized with (a) an award agreement between Purple LLC, Purple Team LLC and each applicable employee, (b) equity incentive plans of Purple LLC and Purple Team LLC and (c) ratifying consents of Purple LLC and Purple Team LLC. In connection with the Business Combination, Purple Team LLC merged with and into InnoHold and the incentive units previously issued to Purple

Team LLC were cancelled and the members of Purple Team LLC received incentive units in InnoHold, on substantially the same terms as the Purple Team LLC incentive units previously issued. The incentive units vest ratably over the period set forth in the award agreement. However, holders of vested incentive units will receive no economic benefit until the holders of InnoHold’s preferred units first receive their preferred return provided in InnoHold’s Amended and Restated Operating Agreement. The incentive units are subject to a $135 million threshold before they are eligible to participate in any economic benefits. Net of forfeited units, these incentive units made up approximately 5.74% of InnoHold’s outstanding units. On February 8, 2019, InnoHold initiated a tender offer to each of these participants of incentive units in InnoHold to distribute to each a pro rata number of the paired Class B Units of Purple LLC and Class B Stock of Purple Inc held by InnoHold in exchange for the cancellation of their ownership interests in InnoHold. All InnoHold incentive unit holders accepted the offer, and each transaction is expected to close sometime in 2019. In total, it is anticipated that approximately 2.5 million shares of Class B Common Stock of the Company will be transferred to current and former employees of Purple LLC by InnoHold.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain covered officers to the extent such compensation exceeds $1.0 million per covered officer in any year. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, eliminated an exception to the deduction limit for qualified performance-based compensation and broadened the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit, effective for taxable years beginning on and after January 1, 2018. While the HR & Compensation Committee considers the deductibility of executive compensation under Section 162(m) when evaluating particular compensation programs in the context of the HR & Compensation Committee’s broader compensation objectives and overall compensation philosophy, the HR & Compensation Committee understands that, particularly in light of the changes under the Act, it is possible that the compensation payable to our named executive officers will exceed the $1.0 million limit under Section 162(m) in one or more future years. We believe that in establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more named executive officers with the opportunity to earn incentive compensation, whether through annual cash incentive programs tied to our financial performance or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the named executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Outstanding Equity Awards at Fiscal 2018 Year End

The Company had the following outstanding equity awards at December 31, 2018:

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Joseph B. Megibow	—	538,020	—	5.95	10/01/2023
Mark Watkins	87,428	235,384	—	5.95	10/01/2023
	—	71,736	—	6.08	11/06/2023

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2018 relating to our equity compensation plan:

Plan Category	(a) Number of Shares to be Issued upon Exercise of Outstanding Options	(b) Weighted- average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders(1)	394,548	$5.97	3,657,671
Equity compensation plans not approved by stockholders(2)	538,020	$5.95	—
Total	932,568	$5.96	3,657,671

____________

(1)      A total of 4,100,000 shares of common stock have been reserved for issuance under the plan. To date, a total of 47,781 shares and 394,548 options to purchase shares have been issued under the plan.

(2)      An inducement grant was made to Joseph B. Megibow outside of the plan on October 1, 2018 in accordance with Nasdaq Listing Rule 5635(c).

The Purple Innovation, Inc. 2017 Equity Incentive Plan

We intend to use stock-based awards to reward long-term performance of the named executive officers and certain key employees. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards aligns the incentives of the named executive officers with the interests of our stockholders and serve to motivate and retain these individuals. Stock-based awards are awarded under the Purple Innovation, Inc. 2017 Equity Incentive Plan, which has been adopted by our board of directors and approved by our stockholders.

The purpose of this plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, directors and consultants equity-based incentive awards in order to attract, retain and reward these individuals and strengthen the mutuality of interests between them and the Company’s stockholders.

The Purple Innovation, Inc. 2017 Equity Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock and other stock-based awards.

Directors, officers and other employees of the Company and subsidiaries and affiliates, as well as others performing consulting or advisory services for the Company and its subsidiaries, are eligible for grants under the Purple Innovation, Inc. 2017 Equity Incentive Plan.

The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Purple Innovation, Inc. 2017 Equity Incentive Plan or with respect to which awards may be granted may not exceed 4,100,000, which was approximately 7.5% of our Common Stock following the completion of the Business Combination.

Director Compensation

The Company did not pay any director fees in 2017. In 2018, compensation earned by employee directors was earned in their capacity as named executive officers and is described above. The board of directors has determined that each non-employee director receive $100,000 in annual compensation, which shall be split 50% in cash and 50% in equity of the Company. In addition, the chair of the Audit Committee received additional annual compensation of $15,000. The chair of the Compensation Committee received additional annual compensation of $10,000. The board of directors also determined that Ms. Hollingsworth receive an additional $90,000 during 2018 for the considerable extra time she provided to supporting and mentoring Mr. Pearce during his time functioning as both Chairman and Interim Chief Executive Officer. No determination has been made yet for 2019.

Our non-employee directors earned the following compensation for their service during our fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Pano Anthos	45,833	50,000	—	—	—	95,833
Gary DiCamillo	52,708	57,500	—	—	—	110,208
Adam Gray	45,833	50,000	—	—	—	95,833
Claudia Hollingsworth	135,833	50,000	—	—	—	185,833
Gary Kiedaisch	50,417	55,000	—	—	—	105,417

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of shares of common stock of the Company as of April 1, 2019 by:

•        each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Stock or Class B Stock;

•        each of our current named executive officers and directors; and

•        all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Stock		Class B Stock
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Outstanding Class A Stock Beneficially Owned	Shares Beneficially Owned	Percentage of Outstanding Class B Stock Beneficially Owned
Coliseum Investors and Coliseum Co-Invest Debt Fund, L.P. (2)(15)	12,885,399	77.4%	—	—
Baleen Capital Management LLC(3)	1,278,920	12.2%	—	—
David Golub(4)	1,013,106	9.8%	—	—
Paul Zepf (5)(15)	670,571	6.6%	—	—
InnoHold, LLC(6)	—	—	41,623,454	94.4%
Terry V. Pearce(7)	—	—	42,847,386	97.2%
Tony M. Pearce(8)	—	—	42,847,386	97.2%
Joseph B. Megibow	20,000	*	—	—
Samuel D. Bernards(9)	—	—	—	—
Mark A. Watkins(10)	105,923	1.1%	—	—
Pano Anthos(11)(15)	22,430	*	—	—
Gary DiCamillo(12)(15)	111,386	1.1%	—	—
Adam Gray(2)(15)	12,885,399	77.4%	—	—
Claudia Hollingsworth(13)	7,645	*	—	—
Gary Kiedaisch(14)	8,409	*	—	—
All directors and executive officers (10 individuals)	13,166,329	78.8%	44,071,318	100.0%

____________

*        Less than 1%

(1)      Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is c/o Purple Innovation, Inc. 123 East 200 North, Alpine, Utah 84004.

(2)      Consists of (i) 4,320,823 shares of Class A Stock held by Coliseum Capital Partners, L.P. (“CCP”), of which 468,817 shares of Class A Stock are subject to a lock-up period, vesting and/or forfeiture in accordance with the terms described below, (ii) 1,370,668 shares of Class A Stock that could be obtained upon conversion of 2,741,337 private placement warrants held by CCP, (iii) 1,029,380 shares of Class A Stock that could be obtained upon conversion of 2,058,761 publicly traded warrants held by CCP, (iv) 2,048,780 shares of Class A Stock that could be obtained upon conversion of 2,048,780 warrants, (v) 1,000,000 shares of Class A Stock issuable upon the exercise of publicly traded warrants held by Coliseum Co-Invest Debt Fund, L.P. (“CDF”), (vi) 1,637,949 shares of Class A Stock held by Blackwell Partners LLC — Series A (“Blackwell”), of which 178.057 shares of Class A Stock are subject to a lock-up period, vesting and/or forfeiture in accordance with the terms described below, (vii) 520,581 shares of Class A Stock that could be obtained upon conversion of 1,041,163 private placement warrants held by Blackwell, (viii) 392,758 shares of Class A Stock that could be obtained upon conversion of 785,517 publicly traded warrants held by Blackwell and (ix) 564,460 shares of Class A Stock that could be obtained upon exercise of 564,460 warrants. Each of Adam Gray, a director of the Company, and Christopher Shackelton is (i) a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF and (ii) a managing partner of Coliseum Capital Management, LLC, which is the attorney-in-fact of Blackwell, and Mr. Gray and Mr. Shackelton have voting and dispositive control over such securities held by CCP, CDF and Blackwell. The business address of each of CCP, CDF, Blackwell, Mr. Gray and Mr. Shackelton is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(3)      Consists of (i) 489,070 shares of Class A Stock and (ii) 789,850 shares of Class A Stock issuable upon the exercise of warrants. The business address of Baleen Capital Management LLC is 404 5th Avenue, Floor 3, New York, New York 10018.

(4)      Consists of (a) 376,414 shares of Class A Stock, 144,278 of which are subject to lock-up, vesting or forfeiture provisions, and (b) 636,692 shares of Class A Stock that could be obtained upon the exercise of warrants. The business address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.

(5)      Consists of (a) 288,556 shares of Class A Stock, 144,278 of which are subject to lock-up, vesting or forfeiture provisions, and (b) 382,015 shares of Class A Stock that could be obtained upon the exercise of warrants. The business address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.

(6)      Consists of 41,623,454 shares of Class B Stock held by InnoHold, LLC. The business address of the reporting person is 123 East 200 North, Alpine, Utah 84004.

(7)      Consists of (i) 1,223,932 shares of Class B Stock held directly by Terry Pearce and (ii) 41,623,454 shares of Class B Stock held by InnoHold, LLC. The shares of Class B Stock held by InnoHold, LLC are beneficially owned by Terry Pearce and Tony Pearce, who serve as directors of the Company. Each of Terry and Tony Pearce may be deemed to beneficially own the shares of Class B Stock held by InnoHold, LLC. Voting and disposition decisions with respect to such securities are made jointly by Terry and Tony Pearce. Each of Terry and Tony Pearce disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.

(8)      Consists of (i) 1,223,932 shares of Class B Stock held directly by Tony Pearce and (ii) 41,623,454 shares of Class B Stock held by InnoHold, LLC. The shares of Class B Stock held by InnoHold, LLC are beneficially owned by Terry Pearce and Tony Pearce, who serve as directors of the Company. Each of Terry and Tony Pearce may be deemed to beneficially own the shares of Class B Stock held by InnoHold, LLC. Voting and disposition decisions with respect to such securities are made jointly by Terry and Tony Pearce. Each of Terry and Tony Pearce disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.

(9)      As of March 1, 2019, Mr. Bernards owned interests in InnoHold, LLC which, upon vesting and the satisfaction of other requirements, will give him the right to receive a certain number of shares of Class B Stock of the Company. The number of shares of Class B Stock Mr. Bernards will be entitled to is unknown at this time. On March 13, 2018, Mr. Bernards resigned as the Chief Executive Officer of the Company. The business address of the reporting person is 136 E. 3800 N., Provo, Utah 84604.

(10)    Consists of 105,923 shares of Class A Stock issuable upon exercise of employee stock options that are exercisable within 60 days. The business address of the reporting person is 123 East 200 North, Alpine, Utah 84004.

(11)    Consists of (i) 21,015 shares of Class A Stock, 3,343 of which are subject to lock-up, vesting or forfeiture provisions, and (ii) warrants to purchase 1,415 shares of Class A Stock. The address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.

(12)    Consists of (i) 64,696 shares of Class A Stock, 13,976 of which are subject to lock-up, vesting or forfeiture provisions, and (ii) warrants to purchase 46,690 shares of Class A Stock. The address of the reporting person is 1 Rockefeller Plaza, 10th Floor, New York, New York 10020.

(13)    Consists of 7,645 shares of Class A Stock held by i2CEO, LLC. Ms. Hollingsworth has voting and dispositive control over such securities held by i2CEO, LLC. Ms. Hollingsworth disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The business address of the reporting person is 141 El Camino Drive, Suite 120, Beverly Hills, California 90012.

(14)    Consists of 8,409 shares of Class A Stock. The address of the reporting person is 147 Potter Hill Road, Gilford, New Hampshire 03249.

(15)    The shares of Class A Stock subject to vesting will be forfeited on February 2, 2026 (eight years from the closing of the Business Combination), unless any of the following events (each a “Triggering Event”) occurs prior to that time:(i) the closing price of the Class A Stock on the principal exchange on which it is listed is at or above $12.50 for 20 trading days over a thirty trading day period (subject to certain adjustments), (ii) a change of control of the Company, (iii) a “going private” transaction by the Company pursuant to Rule 13e-3 under the Exchange Act or such other time as the Company ceases to be subject to the reporting obligations under Section 13 or 15(d) of the Exchange Act, or (iv) the time that the Class A Stock ceases to be listed on a national securities exchange. Such shares of Class A Stock will no longer be subject to forfeiture upon the occurrence of a Triggering event.

Certain Relationships and Related Transactions, and Director Independence

Related Party Transactions

Coliseum Capital Management LLC

Immediately following the Business Combination, Adam Gray was appointed to the Company’s board of directors. Mr. Gray is a manager of Coliseum Capital, LLC, which is the general partner of CCP and CDF, and he is also a managing partner of Coliseum Capital Management, LLC (“CCM”), which is the investment manager of Blackwell. Mr. Gray has voting and dispositive control over securities held by CCP, CDF and Blackwell which are Lenders under the Credit Agreement (see Note 8 in our Annual Report on Form 10-K — Long Term Debt and Obligations). The Lenders in aggregate had $26.6 million in principal borrowings outstanding as of December 31, 2018, comprised of $25.0 million in original loan amount and $1.6 million in capitalized interest. The Company made interest payments to the Lenders in the amount of $1.2 million during the year ended December 31, 2018. On February 26, 2019, the Amended and Restated Credit Agreement between Purple LLC and the Lenders thereto, and each of the related documents, including the issuance of additional warrants to the Lenders, was closed and an incremental loan was funded.

Purple LLC Founder Entities

TNT Holdings, LLC (herein “TNT Holdings”), EdiZONE, LLC (herein “EdiZONE”) and InnoHold, LLC (herein “InnoHold”) (the “Purple Founder Entities”) were entities under common control with Purple LLC prior to the Business Combination as TNT Holdings, EdiZONE and InnoHold are majority owned and controlled by Terry Pearce and Tony Pearce (with EdiZONE being wholly owned by TNT Holdings) who also were the founders of Purple LLC and immediately following the Business Combination were appointed to the Company’s board of directors (the “Purple Founders”). InnoHold is a majority shareholder of the Company.

On February 10, 2017, Purple LLC entered into a Shared Services Agreement with EdiZONE, effective January 1, 2017, pursuant to which each of Purple LLC and EdiZONE agreed to provide certain operational and administrative support services to the other. Pursuant to the Shared Services Agreement, Casey McGarvey, the Company’s Chief Legal Officer, and other employees of Purple LLC provided services to EdiZONE. Mr. McGarvey also provided similar services under this agreement to InnoHold, the controlling member of Purple LLC, and other entities beneficially owned by Terry Pearce and Tony Pearce. In the year ended December 31, 2018, the total amount of expenses owed to Purple LLC by all of these other companies for all services under the Shared Services Agreement was approximately $2,600. Following the closing of the Business Combination on February 2, 2018, Mr. McGarvey stopped providing services to and withdrew from any and all legal representation of EdiZONE, InnoHold and all other entities in which Terry Pearce and Tony Pearce have an interest other than the Company. The Company expects to work with EdiZONE to mutually terminate the agreement during 2019.

TNT Holdings owns the Alpine facility Purple LLC leases. Effective as of October 31, 2017, Purple LLC entered into an Amended and Restated Lease Agreement with TNT Holdings. The Company determined that TNT Holdings is not a VIE as neither the Company nor Purple LLC hold any explicit or implicit variable interest in TNT Holdings and do not have a controlling financial interest in TNT Holdings. The Company incurred $1.2 million and $1.0 million in rent expense to TNT Holdings for the building lease of the Alpine facility for the years ended December 31, 2018 and 2017, respectively. The Company has been leasing its headquarters facility in Alpine, Utah from TNT Holdings since 2010.

On November 1, 2017, Purple LLC and EdiZONE executed the Confidential Assignment and License Back Agreement (the “Prior License Agreement”), pursuant to which EdiZONE assigned substantially all of its intellectual property to Purple LLC and Purple LLC licensed back to EdiZONE such intellectual property for use outside the consumer comfort and cushioning field of use reserved by Purple LLC, except for certain pre-existing third-party licensees. EdiZONE also agreed to notify Purple LLC of any breach of a third-party license agreement relating to consumer comfort intellectual property or consumer comfort products and Purple LLC reserved the right to enforce EdiZONE’s rights with respect to such violations, provided that Purple LLC agreed to pay the costs of such enforcement and to indemnify EdiZONE for any losses arising therefrom. EdiZONE further agreed not to extend such third-party licenses or waive any such violations, or to settle any claim with respect thereto, without Purple LLC’s consent. In addition, EdiZONE also agreed to not sell or transfer any of its assets or assign any intellectual property or licenses relating to certain consumer comfort products and related intellectual property without Purple LLC’s consent.

EdiZONE, prior to the Business Combination, granted third-party licenses in the consumer comfort and cushioning field of use, and the Prior License Agreement allowed EdiZONE to maintain these existing license agreements. On March 14, 2018, Purple LLC and EdiZONE further amended and restated the Prior License Agreement to correct some inconsistencies in the Prior License Agreement.

On November 9, 2018, Purple LLC and EdiZONE executed a Second Amended and Restated Confidential Assignment and License Back Agreement (the “Revised License Agreement”), pursuant to which EdiZONE continues to assign all of its comfort and cushioning intellectual property to Purple LLC and Purple LLC licensed back to EdiZONE certain intellectual property for use limited to certain license agreements EdiZONE had entered into with third parties. The Revised License Agreement allows EdiZONE to honor its prior-granted licenses of intellectual property to certain licensees who are or may in the future be competitors of the Company, including one competitor that now competes directly with the Company through some of the Company’s retail partners domestically and another competitor licensed to sell mattresses in the European Union. The Revised License Agreement clarifies the scope of the intellectual property assigned to Purple LLC and the subset of such intellectual property licensed back to EdiZONE by limiting EdiZONE’s license to only those uses that will enable EdiZONE to comply with its obligations under previously existing contracts, agreements and licenses. The Revised License Agreement also eliminates the license back to EdiZONE of intellectual property for uses unrelated to the existing contracts, which expands Purple LLC’s ownership of cushioning technologies that are additional to its current Hyper-Elastic Polymer technologies. The Revised License Agreement also modifies EdiZONE’s confidentiality obligations to be consistent with the above-described changes. The Company determined that EdiZONE is not a VIE as neither the Company nor Purple LLC have a controlling financial interest in EdiZONE.

On February 2, 2018, in connection with the Closing, the Company entered into the Exchange Agreement with InnoHold, which provides for the exchange of Class B Units and of Class B Stock issued in connection with the Business Combination into shares of Class A Stock. The initial exchange ratio will be (i) one Class B Unit plus (ii) one share of Class B Stock for one share of Class A Stock, in each case subject to certain adjustments.

On February 2, 2018, in connection with the Business Combination, the Company entered into the Tax Receivable Agreement with InnoHold. Pursuant to the Tax Receivable Agreement, the Company is required to pay InnoHold 80% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in the case of an early termination payment by the Company, or a change of control of the Company) as a result of the increases in tax basis and certain other tax benefits related to the payment of the cash consideration pursuant to the Merger Agreement and the exchange of the Class B Units (together with an equal number of shares of Class B Stock) for Class A Stock. The Company would retain the remaining 20% of cash savings, if any, realized. All payments of tax savings to InnoHold will be the Company’s obligation, and not that of Purple LLC.

On February 2, 2018, in connection with the Business Combination, the Company entered into the Registration Rights Agreement with InnoHold and the Parent Representative. Under the Registration Rights Agreement, InnoHold holds registration rights that obligate the Company to register for resale under the Securities Act, all or any portion of the Equity Consideration (including Class A Stock issued in exchange for the Equity Consideration pursuant to the Exchange Agreement) (the “Registrable Securities”) so long as such shares are not then restricted under the Lock-Up Agreement (defined below). InnoHold is entitled to make a written demand for registration under the Securities Act of all or part of its Registrable Securities (up to a maximum of three demands in total), so long as such shares are not then restricted under the Lock-Up Agreement. Subject to certain exceptions, if any time after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, the Company shall give notice to InnoHold as to the proposed filing and offer InnoHold an opportunity to register the sale of such number of Registrable Securities as requested by InnoHold in writing. In addition, subject to certain exceptions, InnoHold is entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of its Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time.

On February 2, 2018, in connection with the Business Combination, InnoHold and Terry Pearce and Tony Pearce, who together own a majority of InnoHold (collectively with InnoHold, the “Sellers”), entered into the Non-Competition Agreement with the Company, Purple LLC and their respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”). Pursuant to the Non-Competition Agreement, for a period from the Closing until three years thereafter (or if later, until the one year anniversary of the date on which the Sellers, their affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of the Company

(the “Termination Date”)), each Seller and its affiliates will not, without the Company’s prior written consent, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of), an entity that engages in the business of (i) designing and manufacturing comfort technology products worldwide to improve how people live, including mattresses, pillows, platform bases and cushions, and (ii) marketing, licensing and selling its products worldwide through direct-to-consumer, traditional retail channels and partnerships (collectively, the “Business”) anywhere in the world, subject to certain specified exceptions for existing relationships. However, the Covered Parties and their affiliates are permitted under the Non-Competition Agreement to own passive portfolio company investments of no more than 2% in a competitor of the Covered Parties, so long as the Sellers, their affiliates and their respective stockholders, directors, officer, managers and employees who were involved with the business of the Covered Parties are not involved in the management or control of such competitor.

On February 2, 2018, in connection with the Business Combination, InnoHold entered into a lock-up agreement with the Company and the Parent Representative (“Lock-Up Agreement”) with respect to the equity securities of both the Company and Purple LLC received in the Business Combination (the “Restricted Securities”). Pursuant to the Lock-Up Agreement, InnoHold agreed that it would not, from the Closing until the earliest of (x) the one year anniversary of the Closing, (y) the date on which the last sale price of the Class A Stock (or any successor publicly traded common equity security) equals or exceeds $12.00 per share (as equitably adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (z) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange either equity holdings in the Company for cash, securities or other property: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of its Restricted Securities, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). However, InnoHold was allowed to transfer any of its Restricted Securities under certain limited exceptions, including to affiliates, to family members or to its equity holders, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement. InnoHold was also permitted to transfer the Restricted Securities pursuant to an underwritten public offering to which all of the parties to the Lock-Up Agreement shall have consented. Upon its own terms the lock-up period expired on February 2, 2019.

On December 27, 2018, InnoHold distributed a certain number of its paired Class B Units and Class B Stock received in connection with the Business Combination to Terry Pearce and Tony Pearce, the Purple Founders. On March 11, 2019, InnoHold also agreed to distribute additional amounts of its paired Class B Units and Class B Stock to InnoHold Class B unit holders who are or had been employees of Purple LLC and received equity incentives in Purple LLC prior to the Business Combination, providing a way for those employees to be more directly incentivized by the equity awards that had been granted to them and to allow any future forfeitures of those equity awards to inure to the benefit of all stockholders.

During the year ended December 31, 2017 distributions in the amount of $4.3 million were made by Purple LLC under the First Purple LLC Agreement. No distributions have been made under the Second Purple LLC Agreement in 2018.

Purple LLC previously awarded incentive units to Purple Team LLC and Purple Team LLC awarded an equivalent number of Purple Team LLC incentive units to certain Purple LLC employees, including 4,000,000 incentive units to our former Chief Executive Officer Sam Bernards, and 1,000,000 to our Chief Legal Officer, Casey McGarvey. These awards were deemed for accounting purposes to be granted subsequent to December 31, 2016. Grants were memorialized with (a) an award agreement between Purple LLC, Purple Team LLC and each applicable employee, (b) an equity incentive plan of Purple LLC and Purple Team LLC and (c) ratifying consents of Purple LLC and Purple Team LLC. In connection with the Business Combination, Purple Team LLC merged with and into InnoHold and the incentive units previously issued to Purple Team LLC were cancelled and the members of Purple Team LLC received incentive units in InnoHold, on substantially the same terms as the Purple Team LLC incentive units previously issued. The incentive units vest ratably over the period set forth in the award agreement. However, holders of vested incentive units will receive no economic benefit until the holders of InnoHold’s preferred and Class A units receive their preferred return provided in InnoHold’s Amended and Restated Operating Agreement. The incentive units were subject to a $135 million threshold before they are eligible to participate in any economic benefits. Pursuant to the terms of InnoHold’s Amended and Restated Operating Agreement, forfeited incentive units are cancelled and no longer eligible for future issuance. On February 8, 2019, at the request of the Compensation Committee of the Company’s Board of Directors, InnoHold initiated a tender offer to each of these participants of incentive units in InnoHold to distribute to each a pro rata number of the paired Class B Units of Purple LLC and Class B Stock of Purple Inc held by InnoHold in exchange for the cancellation of their ownership interests in InnoHold. All InnoHold incentive unit holders accepted the offer, and each transaction is expected to close sometime in 2019. In total, it is anticipated that approximately 2.5 million shares of Class B Common Stock of the Company will be transferred to current and former employees of Purple LLC by InnoHold.

For a description of potential risks associated with the related-party transactions between the Company and InnoHold or EdiZONE, see “Risk Factors” in Item 1A of our Annual Report on Form 10-K, including “We have engaged in significant related-party transactions with affiliates and owners that may give rise to conflicts of interest, result in significant losses to the Company or otherwise adversely affect our operations and the value of our business”, “We operate in the highly competitive mattress, pillow and cushion industries, and if we are unable to compete successfully, we may lose customers and our sales may decline”, and “Purple LLC has licensed certain intellectual property to EdiZONE, LLC, which is owned by Tony and Terry Pearce via TNT Holdings, LLC, for the purpose of enabling EdiZONE to meet its contractual obligations to licensees of EdiZONE under contracts entered into years before the Business Combination, and some of those licensees are competitors of Purple LLC and have exclusivity rights that Purple LLC is required to observe.”

Policies and Procedures for Related Person Transactions

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details and, post-Business Combination, the amended charter of the Audit Committee of the post-Business Combination will provide, the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•        whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the transaction;

•        whether the transaction would impair the independence of an outside director; and

•        whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee is also involved in the selection of the lead audit engagement partner whenever a rotational change is required, normally every five years.

BDO USA, LLP served as our independent registered public accounting firm for the 2018 fiscal year. The Audit Committee has selected BDO USA, LLP to serve in this capacity for the 2019 fiscal year. The Audit Committee believes that the continued retention of BDO USA, LLP as our independent registered public accounting firm for 2019 is in the best interests of our company and our stockholders. BDO USA, LLP audited the financial statements of Purple LLC beginning with the year ended December 31, 2015 through the year ended December 31, 2018.

As a matter of good corporate governance, we are asking stockholders to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for 2019. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Changes in Certifying Accountant

Previous independent registered public accounting firm

Prior to the Business Combination, our predecessor, GPAC, engaged WithumSmith+Brown, PC (“Withum”), as its independent registered public accounting firm. On February 2, 2018, the Board’s Audit Committee confirmed, recommended and approved the dismissal of Withum as the Company’s independent registered public accounting firm.

Withum audited GPAC’s financial statements for the years ended December 31, 2017 and December 31, 2016 and for the period from May 19, 2015 (date of inception) to December 31, 2015. Withum’s audit report for such periods did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles except as follows: such audit reports for the fiscal years ended December 31, 2017 and December 31, 2016 contained an explanatory paragraph in which Withum expressed substantial doubt as to GPAC’s ability to continue as a going concern if GPAC did not complete a business combination by the deadline set forth in GPAC’s certificate of incorporation.

During the fiscal years ended December 31, 2017 and December 31, 2016 and for the period from May 19, 2015 (date of inception) to December 31, 2015, and the subsequent period through the date of Withum’s dismissal, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between GPAC and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference in connection with Withum’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K. We have given permission to Withum to respond fully to the inquiries of the successor auditor. We furnished a copy of this disclosure to Withum and have requested that Withum furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We received the requested letter from Withum, and a copy of the letter is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on February 8, 2018.

New independent registered public accounting firm

On February 2, 2018, as part of the change in independent registered public accounting firms described above, the Audit Committee engaged the registered public accounting firm of BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018. BDO USA, LLP audited the financial statements of Purple LLC beginning with the year ended December 31, 2015 through the year ended December 31, 2017. During the two most recent fiscal years GPAC did not consult with BDO USA, LLP regarding either (1) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of GPAC, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by our principal accountants over the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q, and fees billed for other services. BDO USA, LLP was our principal accountant as of December 31, 2018.

(in thousands)
	2018	2017
Audit fees(1)	$929	$1,152
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$929	$1,152

____________

(1)      Audit Fees consist of fees for the audit of the Company’s annual financial statements included in Form 10-K for 2018 and services in connection with the Business Combination and various statutory and regulatory filings in 2018 and 2017. Audit fees also include fees related to the reviews of interim financial information included in Forms 10-Q and for consent or comfort letter procedures performed in conjunction with the Business Combination or completing financial transactions during the respective fiscal years. The 2017 audit fees also include fees incurred for the 2016 and 2015 audits and related regulatory filings that include those audit periods.

Pre-approval Policies

Our policy has been for the Audit Committee to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent auditors and subsequently reviewed the actual fees and expenses paid to BDO USA, LLP. The Audit Committee has determined that the fees paid to BDO USA, LLP for services are compatible with maintaining BDO USA, LLP’s independence as our auditors.

Attendance at Annual Meeting

Representatives from BDO USA, LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019 will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our December 31, 2018 and 2017 audited financial statements, as included in our Annual Report on Form 10-K filed on March 14, 2019, with our management and has discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence from us. The Audit Committee has concluded that BDO USA, LLP is independent from the Company and our management.

Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal years ended December 31, 2018 and 2017 be included in our Annual Report on Form 10-K, which was filed on March 14, 2019.

Members of the Audit Committee
Gary T. DiCamillo
Gary A. Kiedaisch
Claudia Hollingsworth

ANNUAL REPORT

On March 14, 2019, we filed our annual report on Form 10-K for the year ended December 31, 2018. A copy of the annual report on Form 10-K has been made available with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2018, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year, other than the initial Forms 3 filed after the closing of the Business Combination, one Form 4 for Mark Watkins, and a Form 3 and Form 4 for Greenhaven Road Capital Fund 1, L.P. and Greenhaven Road Capital Fund 2, L.P.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2020 annual meeting of stockholders. In accordance with Rule 14a-8(b)(2), stockholder proposals, along with proof of ownership, must be received by us not later than January 4, 2020, which is 120 calendar days prior to the anniversary date of when the proxy statement was released to stockholders in connection with the Annual Meeting, or a reasonable time before the registrant begins to print and mail its proxy materials if the date of the annual meeting changes by more than 30 days from the date of the previous year’s annual meeting. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2020 annual meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by us between January 18, 2020 and February 17, 2020. However, in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder’s notice.

To be in proper form, a stockholder’s notice must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Stockholder proposals must be in writing and should be addressed to c/o Purple Innovation, Inc., Attention: Corporate Secretary, 123 East 200 North, Alpine, Utah 84004. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

HOUSEHOLDING

We may deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. To take advantage of this opportunity, the company and banks and brokerage firms that hold your shares may deliver only one notice of internet availability or set of proxy materials to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The company will deliver promptly, upon written or oral request, a separate set of proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate notice of internet availability or set of proxy materials, now or in the future, may obtain one, without charge, by addressing a request to Investor Relations, Purple Innovation, Inc., 123 East 200 North, Alpine, Utah 84004 or by calling (801) 756-2600 ext. 116. Stockholders of record sharing an address who are receiving multiple copies of these materials and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of the company’s shares and wish to receive only one copy of the notice of internet availability or set of proxy materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Where You Can Find More Information

This report is available free of charge on our internet website, www.purple.com. On our website, we will make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

PURPLE INNOVATION, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2019
10:00 A.M. local time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Craig Phillips and Casey K. McGarvey, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the below hereof, all of the shares of common stock of PURPLE INNOVATION, INC. held of record by the undersigned at the close of business on APRIL 19, 2019 at the Annual Meeting of Stockholders of PURPLE INNOVATION, INC. to be held on MAY 17, 2019 at 10:00 a.m., Mountain Time, at the offices of Dorsey & Whitney LLP at 111 S. Main Street, 21st Floor, Salt Lake City, Utah 84111, or at any adjournment thereof. Directions to the Annual Meeting may be obtained by calling (801)756-2600 ext. 116

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSAL 1 AND PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors

01. Terry V. Pearce	02. Tony M. Pearce	03. Gary DiCamillo	04. Pano Anthos
05. Claudia Hollingsworth	06. Gary Kiedaisch	07. Adam Gray	08. Joseph B. Megibow

☐ FOR all nominees listed

☐ WITHHOLD AUTHORITY to vote for <u>all</u> nominees listed

☐ FOR all nominees listed except as written to the contrary below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

☐ For ☐ Against ☐ Abstain

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement prior to signing this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF EXECUTED BUT NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE.

Please check this box if you plan to attend the Annual Meeting. ☐

DATE: ____________________________, 2019

«Name 1»
«Name 2»
«Name 3»
«Name 4»
«Name 5»
«Name 6»

____
Signature

____
Signature

«Proxy Code» - «Proxy #» «Shares»

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by an authorized person.

Please Date, Sign and Return TODAY in the Enclosed Envelope.
No Postage Required if Mailed in the United States.

«Name 1»
«Name 2»
«Name 3»
«Name 4»
«Name 5»
«Name 6»

Do not discard. This is your Proxy Card for voting.

See reverse side.

The proxy statement is available at http://investors.purple.com/sec-filings

Voting Instructions

Return your proxy card by using the envelope provided or mailing it to:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003